Exhibit 10.5

KEYSTONE DENTAL

INTERNATIONAL DISTRIBUTION AGREEMENT

THIS INTERNATIONAL DISTRIBUTION AGREEMENT (this “Agreement”) is made as of January 01, 2009 (the “Effective Date”) by and between Keystone Dental, Inc., a Delaware corporation having its principal place of business at 144 Middlesex Turnpike, Burlington, Massachusetts 01803 USA (“Keystone”) and, Hi-Clearance Inc., a corporation, organized under the laws of Taiwan and having its principal place of business at 8F-3, No. 2, Lane 609, Sec. 5, Chung Hsin Road, San Chung City, Taipei, Taiwan (“Distributor”).

RECITALS

WHEREAS, Keystone has developed proprietary dental biomedical products as set forth in Exhibit A (the “Products”); and

WHEREAS, Keystone wishes to appoint Distributor, and Distributor wishes to be appointed, as a distributor of the Products in the territory set forth in Exhibit B (the “Territory”).

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and obligations contained herein, the parties hereby agree, each with the other, as follows:

1.	APPOINTMENT

1.1 Scope. Subject to the terms and conditions of this Agreement, Keystone hereby appoints Distributor, and Distributor hereby accepts appointment, as Keystone’s exclusive distributor of the Products in the Territory. Keystone reserves the right to change the list of Products set forth on Exhibit A hereto at any time its sole discretion in order to delete from such list Products Keystone no longer desires to sell or add to such list Products Keystone desires to sell. It is not Keystone’s intention to compete with Distributor for orders in the Territory for so long as Distributor remains Keystone’s exclusive distributor in the Territory. However, Keystone reserves the right to sell Products inside the Territory itself or through agents or other distributors if Distributor is unable, unwilling or fails to satisfactorily sell and service customers or areas of the Territory, or if a customer is dissatisfied with services offered by Distributor or refuses to do business with Distributor. In such event, Keystone may sell Products to any such customer, directly or through others, without liability to Distributor.

1.2 Sales Outside the Territory. Distributor shall not (a) distribute, sell or otherwise provide the Products outside the Territory, (b) advertise, promote or solicit customers who live, sell or practice outside the Territory or (c) establish any branch or maintain any distribution depot outside of the Territory.

1.3 Competitive Products. During the term of this Agreement, and for a period of twelve (12) months following the expiration or earlier termination of this Agreement, Distributor shall not, either directly or indirectly, develop, manufacture, promote, market or distribute products (whether in or outside of the Territory) that are competitive with the Products.

1.4 Subdistributors. Distributor may appoint subdistributors to promote and/or distribute Products within the Territory, provided that Distributor obtains Keystone’s prior written approval to such appointment, which approval Keystone may grant or withhold in its sole discretion. In no event shall any such subdistributor be allowed to, either directly or indirectly, develop, manufacture, promote, market or distribute products (whether in or outside of the Territory) which compete with the Products without Keystone’s prior written consent. Distributor shall obtain and maintain in full force and effect a written agreement with any such subdistributor whereby such subdistributor agrees to be bound by the same restrictions, terms and conditions as apply to Distributor pursuant to this Agreement. Distributor shall at all times remain fully liable for and shall indemnify and hold Keystone harmless for the performance of its subdistributors.

2.	OBLIGATIONS OF DISTRIBUTOR

2.1 Marketing Efforts. Distributor shall have the following obligations with respect to the marketing and distribution of the Products:

(a)	To use its best efforts to further the promotion, marketing, sales and distribution of the Products in the Territory, and to maintain adequate sales and service facilities in the Territory;

(b)	To promptly respond to all inquiries or complaints from purchasers of the Products, and to maintain and support the Products;

(c)	To provide adequate and appropriate training to its sales and support personnel concerning the Products, and to make available such personnel for training;

(d)

To provide for Keystone’s approval a reasonably detailed business plan for the marketing and distribution of the Products within thirty (30) days following the Effective Date (including pricing strategies and promotional activities) and thereafter to update such business plan for Keystone’s approval at least once per year;

(e)

To provide Keystone with reports of Distributor’s activities, inventory levels, the market for the Products, customer prospects, sales forecasts and other information regarding sales of the Products once per quarter in such detail as reasonably requested by Keystone;

(f)

To provide Keystone, on a timely basis with respect to each calendar quarter during the term of this Agreement, a non-binding, good faith rolling quarterly forecast of orders for the Products (together with the sales forecasts described in Section 2.1(e) above, “Quarterly Sales Forecasts”);

(g)	To prepare and print advertising and marketing materials for the Products, which materials must be approved in writing by Keystone prior to their first use, as described in Section 3.1 below;

(h)	To conduct its business in a professional manner which will reflect positively upon Keystone and its Products; and

(i)	To comply with all laws and regulations of the Territory.

2.2 Annual Purchase Quota. For each twelve (12) month period that this Agreement is in effect commencing on the Effective Date (each a “Contract Year”), Distributor will have a dollar volume of product that they will be expected to purchase and take delivery of (the “Annual Purchase Quota”). The Annual Purchase Quota with respect to the initial Contract Year is set forth on Exhibit C. Prior to the end of each Contract Year, the new Annual Purchase Quota for the immediately following Contract Year (the “Subsequent Contract Year”) shall be agreed by Keystone and Distributor. In the event that Keystone and Distributor, after negotiating in good faith, are unable to agree on an appropriate new Annual Purchase Quota for the Subsequent Contract Year prior to the first day of such Subsequent Contract Year, the Annual Purchase Quota for such Subsequent Contract Year shall be deemed to be the Annual Purchase Quota that was in effect for the Contract Year immediately preceding the Subsequent Contract Year plus twenty (20%) percent. Distributor understands that adherence to the Annual Purchase Quota is of the essence of this Agreement and that if in any Contract Year Distributor fails to meet the Annual Purchase Quota, Keystone, at its sole option, shall have the right to (a) terminate this Agreement pursuant to Section 10.2(c)(i) hereof or (b) appoint other distributors of the Products in the Territory such that Distributor will then be Keystone’s nonexclusive distributor of the Products in the Territory during the remaining term of this Agreement notwithstanding any contrary terms herein.

2.3 Expired Products. Distributor shall not sell any Products beyond their stated expiration date.

2.4 Returned Products Policy. All returns must be authorized in writing by Keystone and an authorization number given to Distributor prior to the return of any Product, freight pre-paid. No cash refunds will be issued for returns of Product purchased by credit card and credits for such returns will be applied to Distributor’s credit card account. The inspection provision set forth in Section 4.4 shall apply to all Products and all shipments and must be observed in full by Distributor prior to any returns being made under this Section 2.4. The warranty provision set forth in Section 5.1 shall apply to Product that is returned due to defect or Product that is under warranty.

2.5 Reverse Engineering; Alteration of Products. Distributor shall not reverse engineer or disassemble the Products and shall not knowingly allow any other person to do so. Distributor shall not alter the Products or any Product packaging or labeling except with the prior written consent of Keystone.

2.6 Inventory; Storage Requirements. Distributor shall at all times maintain an inventory of the Products sufficient to meet anticipated demand.

2.61 Inventory; Storage Requirements. Distributor shall at all times maintain an inventory of the Products sufficient to meet anticipated demand. Distributor shall establish and maintain procedures for handling, storage, and distribution of product to ensure that no mixups, damage, deterioration, contamination, or other adverse effects to the product do not occur. In addition, distributor shall maintain distribution records which include or refer to the location of:

•	The name and address of initial consignee

•	The identification and quantity of the devices shipped;

•	The date shipped; and

•	Any control numbers used.

2.7 Governmental Requirements; Registrations. Distributor shall be responsible for compliance with all governmental requirements for importing the Products into, and selling the Products in, the Territory, including, but not limited to, all customs requirements. Distributor shall obtain any necessary licenses, permits and registrations (import or otherwise), at its own expense. Keystone shall be responsible for obtaining all U.S. Food and Drug Administration (the “FDA”) approvals for the Products, and Distributor shall provide Keystone with assistance in obtaining all governmental approvals as Keystone may reasonably request, unless otherwise required by law in the Territory. Keystone shall provide Distributor with copies of filings and correspondence with the FDA relating to the Products or registrations or approvals relating thereto. In the event that Distributor obtains the necessary registrations or approvals by agreement of the parties or because required by the law of the Territory, Distributor shall provide I: Keystone with copies of filings and correspondence with regulatory authorities relating to the Products or such registrations or approvals and, upon termination or expiration of this Agreement, Distributor shall promptly execute and deliver all documents reasonably requested by Keystone to Keystone or any third party designated by Keystone to transfer such registrations or approvals to Keystone or its designee. If Distributor obtains such registrations or approvals in its own name without Keystone’s prior written consent, such registrations and approvals shall be the property of Keystone and Distributor shall cooperate as requested by Keystone in connection therewith.

2.8 Product Claims. Distributor shall make no representations, warranties or other claims concerning the Products except as authorized by Keystone in writing or as are contained in any of the Promotional Literature (defined in Section 3.1 below) that may be provided to Distributor. No studies concerning the Products conducted by or for Distributor shall be deemed clinical studies of the Products or shall be used to market or promote the Products. Keystone shall be the sole owner of, and Distributor hereby assigns to Keystone, all right, title and interest in the Products and any information or data concerning the Products that results from such studies or clinical trials. Distributor shall take any actions and execute any documents requested by Keystone to perfect Keystone’s ownership rights in such information or data.

2.9 Notice of Intellectual Property Infringement. Distributor shall promptly notify Keystone in writing of any patent or copyright infringement or unauthorized use of Confidential Information (as defined in Section 7.3 below), Keystone’s trade secrets or other intellectual property in the Territory. Keystone reserves the right, in its sole discretion, to institute any proceedings against such third party infringers, and Distributor shall refrain from doing so. Distributor shall cooperate fully with Keystone in any legal action taken by Keystone against such third parties, provided that Keystone shall pay all expenses of such action and all damages which may be awarded or agreed upon in settlement of such action shall accrue to Keystone.

2.10 Laws of the Territory. Distributor shall promptly inform Keystone of any legal requirements in the Territory relating to the use or distribution of the Products, Promotional Literature or Product packaging and labeling.

2.11 Insurance. Distributor shall maintain in force, during the term of this Agreement and for as long thereafter as a practical need exists, one or more policies of liability insurance, including product liability insurance, with an insurer reasonably acceptable to Keystone which shall cover all liabilities of Distributor, whenever arising, attributable to the Products and in an amount of at least $500,000. Keystone shall be designated as an additional named insured under each such policy and shall be provided with a certificate of insurance within thirty (30) days after the issuance and each renewal thereof.

2.12 Adverse Reactions. Distributor shall advise Keystone within twenty-four (24) hours of any adverse reaction, injury or death resulting from any use of the Products (an “Adverse Reaction”) of which it becomes aware. Distributor shall also, within five (5) days thereafter, provide Keystone with a written report stating the full facts known to it concerning the Adverse Reaction, including, but not limited to, customer name, address, telephone number and Product lot or serial number. Keystone shall, from time to time, provide Distributor with written procedures regarding the information required by Keystone in the event of any Adverse Reaction. At all times during the term of this Agreement, Distributor shall have appropriate written procedures established for processing any Adverse Reaction, and shall provide the same to Keystone upon request. As part of such procedures, Distributor shall establish a means for properly (a) tracking delivery of Products to customers (including all customers who receive Products from subdistributors), including, without limitation, tracking which customers have received Products from particular lot numbers and/or bearing particular serial numbers, and (b) maintaining its distribution records for the Products for a reasonable time period. All information related to any Adverse Reaction shall be considered Confidential Information of Keystone, and shall therefore be subject to the provisions of Section 7 below.

2.13 Distributor Expenses. Distributor assumes full responsibility for all its own costs and expenses incurred in carrying out its obligations under this Agreement, including, but not limited to, all rents, salaries, commissions, and advertising, demonstration, travel and accommodation expenses.

2.14 Product Recalls.

(a)

Notification. If either party believes that a recall of any Products in the Territory is desirable or required by law in the Territory or elsewhere, it shall immediately notify the other party. The parties shall then discuss reasonably and in good faith whether such recall is appropriate or required and the manner in which any mutually agreed recall shall be handled. This Section 2.14 shall not limit the obligations of either party under law with respect to recall of Products required by law or properly mandated by any governmental authority.

(b)

Corrective Action. If any governmental agency having jurisdiction in the U.S. or the Territory shall request or order any corrective action with respect to Products supplied hereunder, including any Product recall, Product change, customer notice, restriction, corrective action or market action, the parties shall cooperate fully to effectuate such corrective action.

(c)	Correspondence. Each party shall promptly provide the other with copies of correspondence to or from governmental authorities relating to corrective action(s) in the Territory concerning the Products.

3.	OBLIGATIONS OF KEYSTONE

3.1 Sales and Technical Literature. Keystone shall provide to Distributor reasonable quantities of such English language sales and technical literature and materials as Keystone may have prepared and shall make available copies of promotional artwork it may have prepared relating to the Products (collectively, the “Promotional Literature”). At its option, Keystone may provide some or all of the Promotional Literature to Distributor in electronic format. Distributor shall use the Promotional Literature solely as provided under this Agreement. Distributor shall not alter the Promotional Literature or use any other materials in connection with the marketing and distribution of Products hereunder without Keystone’s prior written consent. Notwithstanding the above, Distributor shall translate all Promotional Literature into the language or languages required by law or appropriate to the Territory, and shall provide Keystone with copies of such translations for approval prior to their first use. Keystone hereby grants to Distributor permission to copy and otherwise reproduce the Promotional Literature, in whole or in part, in any language, for the sole purpose of promoting and selling the Products. Notwithstanding the foregoing, Keystone retains all right, title and interest in and to the Promotional Literature and to all translated versions thereof.

3.2 Marketing and Technical Support. Keystone will provide Distributor with such other marketing support as the parties may mutually agree, including providing training with respect to the Product to Distributor’s employees at Distributor’s expense.

3.3 Export of Products. Keystone shall be responsible for obtaining U.S. export licenses for the Products. Distributor shall cooperate with Keystone with respect to export licenses, including supplying Keystone, on a timely basis, with such information and documentation as Keystone shall request in connection therewith.

3.4 Special Programs. Keystone may, in its sole discretion from time to time during the term of this Agreement, offer to Distributor certain promotional items related to the Products and discounts from the then-current prices for the Products, in order to support certain time-limited and volume-limited promotional and sales programs instituted by Keystone.

3.5 Testing Costs. Keystone shall be responsible for and shall pay any usual and customary testing costs required by the local Department of Health with respect to the Products; provided, however, that Distributor shall be responsible and shall pay any testing costs over and above such usual and customary costs that are required in connection with the marketing, sale and distribution of the Products in the Territory or are otherwise required in connection with the fulfillment of Distributor’s obligations hereunder.

4.	PURCHASES AND PAYMENT TERMS

4.1 Orders. Distributor shall submit orders pursuant to Keystone procedures as communicated to Distributor from time to time. Distributor shall confirm all oral orders in writing (preferably by e-mail or facsimile). All orders from Distributor are subject to acceptance in writing by Keystone, which acceptance may be delivered by reply e-mail or facsimile. No accepted order may be modified or canceled except as agreed in writing by the parties. Distributor’s orders or mutually agreed change orders shall be subject to all provisions of this Agreement. Any terms or conditions of such order or change order which conflict with, or are in addition to, the terms or conditions of this Agreement shall be deemed excluded.

4.2 Fulfillment of Orders. Distributor’s purchase orders shall include shipping instructions and shipping address and, if applicable, any relevant export control information or documentation to enable Keystone to comply with applicable U.S. export control laws. Keystone shall use commercially reasonable efforts to fill orders that are within Distributor’s Quarterly Forecasts within ten (10) business days. Distributor acknowledges that Keystone may be unable to fill orders to the extent they exceed Distributor’s Quarterly Forecasts.

4.3 Delivery Terms. Keystone shall deliver the Products to Distributor Ex-Works. Distributor shall bear the costs of shipping all Products, including any customs duties, clearance, handling, taxes and other applicable tariffs. Distributor shall insure each shipment of the Products with a reputable insurer for the full invoice price of such shipment. Distributor shall accept all risk of loss for all shipments not specifically designated insurance prepaid.

4.4 Acceptance of Products. All Products and Product shipments are subject to complete and thorough inspection by Distributor within five (5) days of receipt by Distributor. In the event of any shortage, damage or discrepancy in or to a shipment of Products, Distributor shall notify Keystone of the same within five (5) days following inspection and furnish such written evidence or other documentation as Keystone may deem appropriate. Keystone shall not be liable for any such shortage, damage or discrepancy unless Keystone has received notice and evidence thereof from Distributor within ten (10) days after delivery of the Products. If such evidence demonstrates to Keystone’s satisfaction that Keystone is responsible for such shortage, damage or discrepancy, Keystone shall promptly deliver additional or substitute Products to Distributor, but in no event shall Keystone be liable for any additional costs, expenses or damages incurred by Distributor directly or indirectly as a result of such shortage, damage or discrepancy in or to a shipment. Distributor shall return any excess or damaged Products as directed by Keystone. Distributor shall not knowingly distribute any damaged or non-compliant Products.

4.5 Prices. Distributor shall pay Keystone the prices for the Products as listed in Exhibit D hereto. Keystone may change its prices for the Products upon thirty (30) days written notice. Increased prices shall not apply to any purchase order accepted by Keystone prior to the effective date of the price increase unless such purchase order provides for delivery more than one hundred twenty (120) days after acceptance of such purchase order. Prices are quoted in U.S. dollars, and do not include any charges for freight, insurance, taxes, duties or the like, which shall be the sole responsibility of Distributor. Any special packing or handling requested by Distributor shall be at the sole expense of Distributor.

4.6 Payment Terms. Subject to credit review and credit limits which may be established by Keystone in its sole discretion, payment for each shipment shall be paid within 90 (Ninety) days of receipt of Keystone’s invoice by wire transfer to a U.S. bank designated by Keystone or by check drawn on a U.S. bank. Distributor acknowledges and agrees that Keystone may change the payment terms set forth in this Section 4.6 at any time in its sole discretion upon written notice to Distributor. Distributor may pay by credit card with Keystone’s prior consent. All payments shall be made in U.S. dollars. Any overdue payment from Distributor to Keystone under this Agreement shall accrue interest at the lesser of [1.5%] per month or the highest rate permitted under applicable law. Keystone shall have the right to recover its collection costs and expenses (including attorneys’ fees) for late payments. Keystone reserves the right to withhold or suspend shipment of Products if there is any overdue balance owed by Distributor to Keystone and to modify the payment terms set forth in this Section 4.6.

4.7 Resale Prices. Distributor shall sell the Products in the Territory in compliance with all applicable laws, including any medical device price structures imposed by governmental or regulatory authorities in the Territory. If no such medical device price structure is prescribed by law in the Territory, Distributor may offer the Products in the Territory at such prices as Distributor, in its sole discretion, shall determine; provided, however, that Distributor shall not offer, sell or otherwise distribute the Products in such a way as to obtain business for other products of Distributor by disproportionately discounting the Products below discounts given by Distributor on its other products.

4.8 Product Changes. Keystone may do either or both of the following upon written notice and without liability to Distributor: (a) discontinue the sale of one or more Products or (b) commence the development and distribution of new products or of modifications or improvements to the Products having features which may make the Products wholly or partially obsolete, whether or not Distributor is granted any distribution rights in respect of such new or modified products.

4.9 Net Payments. All payments to be made by Distributor to Keystone pursuant to this Agreement represent net amounts Keystone is entitled to receive and shall not be subject to any deductions for any reason whatsoever, including duties, assessments, taxes and bank charges.

5.	LIMITED WARRANTY

5.1 Limited Warranty. Keystone warrants the Products in accordance with the [Keystone Lifetime International Warranty] set forth in Exhibit E or such other warranty as Keystone may notify Distributor in writing from time to time. Keystone’s warranty is given solely for the benefit of Distributor and not for the benefit of any third party, whether or not a purchaser of Products from Distributor. Distributor alone shall be liable, to the exclusion of Keystone, for the breach of any warranties given by Distributor to its customers or others regarding the Products. Keystone’s obligation in the event of a breach of Keystone’s warranty shall be limited to the remedies set forth in the [Keystone Lifetime International Warranty]. THE LIMITED WARRANTY SET FORTH IN EXHIBIT E, OR ANY SUCCESSOR WARRANTY, IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE HEREBY DISCLAIMED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. The limited warranty set forth in Exhibit E hereto does not apply to any Product that has been subject to neglect, accident, misuse, improper installation or operation, or that in any way has been tampered with, altered or repaired by any person other than a person authorized by Keystone.

6.	INDEMNIFICATION

6.1 Indemnification by Keystone. Keystone shall indemnify, defend and hold Distributor harmless from any damages awarded against Distributor arising out of any suit, claim or other legal action (a “Legal Action”) brought by a third party that alleges the Products, or any of them, infringe any United States patent, copyright, or trade secret. If a Product is found to infringe any such third party intellectual property right in such a Legal Action, at Keystone’s sole discretion and expense, Keystone may (a) obtain a license from such third party for the benefit of Distributor; (b) replace or modify the Product so that it is no longer infringing; or (c) if neither of the foregoing is commercially feasible, terminate this Agreement with no further liability to Distributor.

6.2 Indemnification by Distributor. Distributor shall indemnify, defend and hold Keystone harmless from any damages, costs or liabilities arising out of any Legal Action that arises from or results out of the marketing, distribution or sale of the Products by Distributor, including, without limitation, (a) any act or omission by Distributor or any of its subdistributors or agents; (b) any unfair business practice of Distributor or any of its subdistributors or agents; or (c) any violation by Distributor or any of its subdistributors or agents of any law, regulation or order of the Territory.

6.3 Indemnification Procedure. A party seeking indemnification (an “indemnified party”) shall give the other party (an “Indemnifying party”) written notice of any Legal Action within ten (10) days of first knowledge thereof. The indemnifying party shall have sole and exclusive control of the defense of any Legal Action, including the choice and direction of legal counsel. The indemnified party shall have the right to engage its own counsel, at its own expense. The indemnified party may not settle or compromise any Legal Action without the prior written consent of the indemnifying party.

7.	CONFIDENTIALITY

7.1 Definition. As used in this Agreement, the term “Confidential Information” shall mean all information disclosed (whether directly, indirectly or inadvertently) by Keystone or any of its agents, employees or representatives, to Distributor, or any of its agents, employees or representatives, including without limitation any customer listing, information that is embodied in the Products, or any information regardless of the form in which it is disclosed that relates to Keystone’s markets, customers, products, patents, inventions, procedures, methods, designs, strategies, plans, assets, liabilities, prices, costs, revenues, profits, organization, employees, agents, resellers or business in general. The following shall not be considered “Confidential Information” for purposes of this Agreement:

(a)	Information which is or becomes in the public domain through no fault or act of Distributor;

(b)	Information which was independently developed by Distributor without the use of or reliance on Confidential Information of Keystone;

(c)	Information which was provided to Distributor by a third party under no duty of confidentiality to Keystone; or

(d)	Information which is required to be disclosed by law; provided, however, that prompt prior notice thereof shall be given to Keystone and disclosure shall be limited to the maximum extent possible.

7.2 Confidential Information; Term. All Confidential Information shall be deemed confidential and proprietary to Keystone. Distributor may use the Confidential Information disclosed by Keystone during the term of this Agreement only as permitted or required in connection with Distributor’s performance hereunder. Distributor shall not divulge, reveal, publish, transfer, disclose or provide any Confidential Information of Keystone to any third party and shall take reasonable measures to prevent any unauthorized disclosure by its employees, agents, contractors, consultants or permitted subdistributors, including appropriate individual nondisclosure agreements. The foregoing duty shall survive for five (5) years after any termination or expiration of this Agreement. Distributor shall be liable to Keystone for any loss of sales or profits, and any other loss or damage, sustained by Keystone as a direct or indirect result of the failure of Distributor or its agents, employees and representatives to observe the obligations set forth in this Section 7.

7.3 Keystone Property. Distributor understands and acknowledges that that the: Confidential Information, including, without limitation, any Confidential Information in written graphic or other tangible form (including any tape or other storage medium) and all translation, copies and reproductions thereof (collectively, the “Tangible Property”), is the sole and exclusive property of Keystone and is proprietary in nature and/or constitutes trade secrets of Keystone which are important to the development, business and marketing efforts of Keystone. Nothing in this Agreement shall be construed as granting to or conferring on it any right, title or interest in or to any Confidential Information of Keystone. At any time within five (5) days after being so requested, Distributor shall return to Keystone all of the Tangible Property which is in the possession or control of Distributor, its agents, employees and representatives.

8.	TRADEMARKS

8.1 Use of Trademarks. Subject to the terms and conditions of this Agreement, Keystone hereby grants to Distributor, and Distributor hereby accepts from Keystone, a nonexclusive, nontransferable license to use the Keystone trademarks specified in Exhibit F hereto (the “Keystone Trademarks”), as the same may be revised by Keystone from time to time during the term of this Agreement, solely in connection with the distribution, promotion and advertising of the Products in the Territory, and solely in accordance with Keystone’s standards and instructions. Distributor may use the Keystone Trademarks in promotional brochures and in connection with trade fairs only with Keystone’s prior written consent. Distributor shall not use any other marks or trade names other than the Keystone Trademarks in connection with the marketing, sale and distribution of the Products. Keystone may inspect and monitor Distributor’s use of the Keystone Trademarks. Distributor shall not remove or alter any Keystone Trademarks or Keystone trade names, copyright notices, catalogue and lot numbers, labels, tags or other identifying marks, symbols or legends affixed to any Products, documentation or containers or packages. Distributor shall not adopt, use or register any words, phrases or symbols which are identical to or confusingly similar to any of Keystone’s Trademarks and Distributor shall not attempt to obtain a registered trademark of Keystone’s name, tradenames or the Keystone Trademarks.

8.2 Ownership. Distributor acknowledges and agrees that (a) Keystone is the owner of all rights in the Keystone Trademarks, (b) all use of the Keystone Trademarks by Distributor shall inure to the benefit of Keystone, (c) Distributor will not take any action which is inconsistent with Keystone’s ownership of the Keystone Trademarks and (d) upon termination of this Agreement, all rights in the Keystone Trademarks, including the goodwill connected therewith, shall remain the property of Keystone.

8.3 Registration and Enforcement. Keystone shall be solely responsible for, and may exercise its sole discretion in, deciding whether to apply for and prosecute applications for registration of the Keystone Trademarks in any jurisdiction and whether to maintain any such registrations therefor. Distributor shall give Keystone immediate notice in writing of any infringement or threatened infringement of the Keystone Trademarks of which Distributor becomes aware. In any such case, Keystone shall have complete discretion whether to institute proceedings for infringement of the Keystone Trademarks and complete discretion and control over such proceedings, and Distributor shall cooperate fully with Keystone in any such proceedings with such third parties, provided that Keystone shall pay all expenses of such action and all damages which may be awarded or agreed upon in settlement of such proceedings shall accrue to Keystone.

8.4 Other Keystone Intellectual Property. Distributor shall not by virtue of this Agreement, or by any other action, acquire any interest in Keystone’s intellectual property, including, but not limited to, patents, designs, formulae, trade names, copyrights, labels, trade dress, literature (including Promotional Literature), programs, advertising materials and the Keystone Trademarks (collectively, “Intellectual Property”). Distributor is authorized to use the Intellectual Property only during the term of this Agreement in the usual manner for a distributor of the Products or similar products. It is expressly understood and agreed by the parties that Distributor shall discontinue its use of Keystone’s name and the Intellectual Property upon the termination of this Agreement and disclaim any rights thereto. Distributor shall not file for local patents without the express written consent of Keystone.

9.   LIMITATION OF DAMAGES. KEYSTONE SHALL NOT BE LIABLE TO DISTRIBUTOR OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE CAUSED BY DELAY IN FURNISHING THE PRODUCTS UNDER THIS AGREEMENT OR ANY OTHER PERFORMANCE UNDER THIS AGREEMENT. KEYSTONE SHALL NOT HAVE ANY LIABILITY OF ANY KIND TO DISTRIBUTOR OR ANY THIRD PARTY FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, EVEN IF KEYSTONE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE BY DISTRIBUTOR OR ANY THIRD PARTY. IN NO EVENT SHALL KEYSTONE BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AGGREGATE AMOUNTS ACTUALLY PAID BY DISTRIBUTOR TO KEYSTONE UNDER THIS AGREEMENT.

10.  TERM AND TERMINATION

10.1 Term. This Agreement shall take effect on the Effective Date and shall terminate on the third (3rd) anniversary of the Effective Date, unless terminated earlier as provided in Section 10.2 below. Thereafter, this Agreement shall be automatically renewed for successive one (1) year periods (each; a “Renewal Term”) unless either party gives written notice to the other party not less than sixty (60) days prior to the end of the initial term or any Renewal Term of such party’s desire to terminate this Agreement upon the expiration of such initial term or any Renewal Term.

10.2 Termination. This Agreement may be terminated prior to expiration as follows:

(a)

Either party may terminate this Agreement with written notice to the other party if the other party files a petition of any type as to its bankruptcy, is declared bankrupt, becomes insolvent, makes an assignment for the benefit of creditors, goes into liquidation or receivership, otherwise loses legal control of its business involuntarily, or discontinues its business operations related to this Agreement.

(b)

Either party may terminate this Agreement if the other party is in material breach of this Agreement (including but not limited to Distributor’s failure to pay promptly sums owing to Keystone) and has failed to cure such breach within thirty (30) days of receipt of written notice thereof from the first party.

(c)	Keystone may terminate this Agreement immediately upon written notice to Distributor if:

(i)	Distributor has failed to meet the applicable Annual Purchase Quota for the Products in any particular Contract Year;

(ii)

an act or omission of Distributor or Distributor’s employees, officers, permitted subdistributors or agents is likely, in the sole discretion of Keystone, to cause or has caused harm or disrepute to the reputation of Keystone or the Products, or harm to the public;

(iii)	there is a material change in the management of or operation of Distributor’s business, or any change in the ownership (including ownership of shares of Distributor) or control of Distributor;

(iv)

if this Agreement is assigned by Distributor or if Distributor undergoes a change of control as a result of a merger, acquisition, or sale of all or substantially all of the assets or stock of Distributor, and Keystone does not consent to such assignment or change of control;

(v)

Distributor breaches any obligation regarding Keystone’s Intellectual Property, alters any Product or the labeling therefor without Keystone’s prior written consent or sells a Product beyond its expiration date;

(vi)

in the sole opinion of Keystone, any law or government-enacted regulation or decree renders the performance by either party of its respective obligations hereunder unduly onerous or otherwise inexpedient; or

(vii)	Keystone ceases to sell the Products.

(d)

Either party may terminate this Agreement immediately upon written notice to the other party if an event of force majeure (as described in Section 12.2 below), which affects the performance of the other party, continues for more than six (6) months.

10.3 Partial Termination. In the event that Keystone shall have the right pursuant to the provisions of Section 10.2 to terminate this Agreement in its entirety, Keystone may elect, in its sole discretion, to terminate this Agreement solely as it applies to any portion of the Territory or certain specified Products.

10.4 Rights and Obligations on Termination. In the event of termination of this Agreement for any reason, the parties shall have the following rights and obligations:

(a)	Neither party shall be released from the obligation to make payment of all amounts then or thereafter due and payable;

(b)

The following Sections and Articles shall survive any termination or expiration of this Agreement: Sections 1.3, 1.4 (but only to the extent Distributor is obligated to indemnify Keystone), 2.3, 2.6, 2.7, 2.8, 2.11, 2.13 and Sections 5, 6, 7, 8, 9, 10, 11 and 12;

(c)	Distributor shall return to Keystone, at Distributor’s expense, all copies of Promotional Literature;

(d)	Distributor shall assign to Keystone, without charge or expense to Keystone, any and all of Distributor’s rights to local registrations in the Territory pertaining to the Products;

(e)

Distributor shall cease to distribute the Products and in connection therewith, Keystone may, at its option, (i) repurchase some or all of Distributor’s inventory of non-obsolete and non-expired Products at the price paid by Distributor for such Products or direct Distributor to sell them to the third party or parties selected by Keystone, (ii) permit Distributor to continue to sell and distribute some or all of the Products in Distributor’s inventory for a limited period of time in accordance with terms and conditions to be set forth by Keystone in its sole discretion and/or (iii) repurchase some or all of Distributor’s demonstration and loaner products. In the event that Keystone elects to repurchase from Distributor some or all of Distributor’s inventory of Products pursuant to Section 10.4(e)(1)., such repurchase shall be at the net price paid by Distributor for the Products and, upon tender by Keystone of the required repurchase price, Distributor shall be obligated to promptly deliver such Products to Keystone; provided, however, that Keystone shall have the right to reject and not accept for delivery any Product not in salable condition or any Product which is open or not in its original, unmarked Keystone packaging. For the avoidance of doubt, the parties hereto expressly agree that Keystone shall not be obligated to accept for delivery any Product delivered to Keystone in accordance with Section 10.4(e)(i) above if changes, alterations or modifications (including, without limitation, overlabelling) have been made to Keystone’s originally issued, unmarked packaging.

(f)

Each party shall return or, if requested by the other party, destroy all confidential information of the other party (including Confidential Information held by Distributor or its agents, advisors or representatives), including, if applicable, all electronic copies thereof and shall certify in writing that it has done so; and

(g)

Upon the effective date of termination or expiration of this Agreement, Distributor shall immediately cease any use of the Keystone Trademarks in any manner, or any confusingly similar imitation thereof, and shall destroy all packaging, advertising material, labels and other printed materials bearing the Keystone Trademarks. In addition, Distributor hereby empowers Keystone and shall assist Keystone, if requested, to cancel, revoke or withdraw any governmental registration or authorization permitting Distributor to use Keystone Trademarks in the Territory.

10.5 No Compensation. In the event of any expiration or termination of this Agreement for any reason, Keystone shall not have any liability for compensation or for damages of any kind of account of the loss by Distributor or its employees, representatives or agents of present or prospective sales, investments, compensation, goodwill, lost profits, lost opportunities or any other loss or damage as a result of or arising from such termination or expiration. Distributor, for itself and on behalf of each of its employees, representatives and agents, hereby waives any rights which may be granted to it or them under the laws and regulations of the Territory or otherwise which are not expressly granted to it or them under this Agreement. Distributor hereby indemnifies and holds Keystone harmless from and against any and all such claims, costs, damages and liabilities.

11.	ARBITRATION

11.1 Litigation Rights Reserved. If any dispute arises with respect to the unauthorized use of Confidential Information, the Keystone Trademarks or the Intellectual Property of Keystone by Distributor, or with respect to acts or omissions of Distributor relating to the Products which, in the judgment of Keystone, negatively impact the reputation of Keystone or the Products or the safety of the public, the aggrieved party may seek any available remedy at law or equity from a court of competent jurisdiction, in addition to its right to arbitration as provided in Section 11.2.

11.2 Arbitration. Except as provided in Section 11.1 above, any dispute, claim or controversy which shall arise out of or in relation to this Agreement, or the breach thereof, shall be finally settled by binding arbitration in Boston, Massachusetts, U.S.A. in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”). Any such arbitration shall be conducted by three (3) arbitrators appointed by mutual agreement of the parties or, failing such agreement, in accordance with the AAA rules. At least one (1) arbitrator shall be an experienced biomedical device professional, and at least one (1) arbitrator shall be an experienced business attorney with background in the licensing and distribution of biomedical devices. The arbitration shall be conducted, in the English language. Notwithstanding any contrary provisions in the AAA rules, each party shall bear its own costs and expenses of the arbitration and one-half (1/2) of the fees and costs for the arbitrator unless the arbitrator determines the fees and costs should be borne by one of the parties. The arbitrator may not award or assess punitive damages against either party.

11.3 Governing Law. This Agreement shall also be governed by, and interpreted and construed in accordance with, the laws of the Commonwealth of Massachusetts, U.S.A., excluding its choice of law rules and the United Nations Convention on the International Sale of Goods, provided that enforcement and operation of the arbitration agreement contained in Section 11.2 hereof, and the enforcement of any award rendered pursuant thereto, shall be governed by United States federal law to the exclusion of state law.

12.	MISCELLANEOUS

12.1 Compliance with Laws. Distributor shall comply with all applicable laws affecting this Agreement and its performance hereunder (including, without limitation, local antibribery laws, the U.S. Foreign Corrupt Practices Act, U.S. Export Administration Regulations and the United States Treasury Department’s Office of Foreign Assets Control regulations) and, without limiting the generality of the foregoing, shall maintain all licenses, permits and registrations with governmental agencies, commercial registries, chambers of commerce, or other offices which may be required under local law in order to enable it lawfully to conduct its business and perform its obligations under this Agreement. Upon written notice from Keystone, Distributor shall provide such information as Keystone shall reasonably consider necessary to verify compliance by Distributor with the provisions of this Section 12.1. Distributor shall also notify Keystone immediately in the event that Distributor (a) becomes unable to comply with the provisions of this Section 12.1 or (b) receives notice from any governmental authority or other third party concerning Distributor’s failure to comply with all applicable laws.

12.2 Force Majeure. If the performance of this Agreement or any obligation hereunder (other than the payment of monies due hereunder) is prevented, restricted or interfered with by reason of any event or condition beyond the reasonable control of such party (including, without limitation, acts of state or governmental action, riots, disturbance, war, strikes, lockouts, slowdowns, prolonged shortage of energy or other supplies, epidemics, fire, flood, blizzard, hurricane, typhoon, earthquake, lightning and explosion, or any refusal or failure of any governmental authority to grant any export license legally required), the party so affected shall be excused from such performance, only for so long as and to the extent that such a force majeure prevents, restricts or interferes with the party’s performance and provided that the party affected gives notice thereof to the other party and uses diligent efforts to remedy such event or conditions.

12.3 Relationship. This Agreement does not make either party the employee, agent or legal representative of the other for any purpose whatsoever. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party. Each party is acting as an independent contractor.

12.4 Assignment. Distributor shall not have the right to assign or otherwise transfer its rights and obligations under this Agreement or undergo a change of control, in either case as a result of a merger, acquisition, or sale of all or substantially all of the assets or stock of Distributor, except with the prior written consent of Keystone. Any prohibited assignment shall be null and void. This Agreement will be binding on the parties hereto and their successors and permitted assignees.

12.5 Notices. Notices permitted or required to be given hereunder shall be given to the parties at the addresses set forth below or such other address of which a party may notify the other party in writing:

To Keystone:	Keystone Dental, Inc. 144 Middlesex Turnpike Burlington, Massachusetts 01803 USA Attention: Mr. Russ Olsen
To Distributor:	Hi-Clearance Inc. 8F-3, No. 2, Lane 609, Sec. 5, Chung Hsin Road, San Chung City, Taipei, Taiwan Attention: Mr. Ernie Chen

Notices shall be deemed sufficient if given by (a) registered or certified mail, postage prepaid, return receipt requested, (b) private courier service, or (c) facsimile with electronic confirmation of receipt, addressed to the respective addresses of the parties as first above written or at such other addresses as the respective parties may designate by like notice from time to time. Notices so given shall be effective upon (1) receipt by the party to which notice is given, or (2) on the fifth (5th) day following domestic mailing or the tenth (10th) day following international mailing, as may be the case, whichever occurs first.

12.6 Entire Agreement. This Agreement, including the Exhibits hereto which are incorporated herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all proposals, oral or written, and all negotiations, conversations, discussions or previous distribution agreements or arrangements heretofore between the parties. Distributor hereby acknowledges that it has not been induced to enter into this Agreement by any representations or statements, oral or written, not expressly contained herein.

12.7 Amendment. This Agreement may not be modified, amended, rescinded, canceled or waived, in whole or in part, except by written amendment signed by both parties.

12.8 Severability. If any provision of this Agreement is found unenforceable under any of the laws or regulations applicable thereto, such provision terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability shall not invalidate any of the other provisions of this Agreement.

12.9 Counterparts. This Agreement may be executed in two (2) or more counterparts in the English language, and each such counterpart shall be deemed an original hereof. Counterpart signature pages exchanged by facsimile or other electronic means shall be treated as originals and shall be fully binding on the parties. In case of any conflict between the English version and any translated version of this Agreement, the English version shall govern.

12.10 Waiver. No failure by either party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

IN WITNESS WHEREOF, the parties have caused this International Distribution Agreement to be executed by their duly authorized representatives below as of the date first set forth above.

KEYSTONE: Keystone Dental Inc.

Name: Mr. Russ Olsen
Title: President and CEO

DISTRIBUTOR: Hi-Clearance Inc.

Name: Mr. Ernie Chen
Title: President

[Signature Page to Keystone International Distributor Agreement]

EXHIBIT A

Products

Keystone will sell to Distributor all products included in its current Dental Implant Surgical & Restorative Product Catalogs, Tissue Regeneration catalogs, and Easy Guide Dental Implant Planning Software.

EXHIBIT B

Territory

Distributor’s assigned sales territory is Taiwan, Republic of China.

EXHIBIT C

Annual Purchase Quota

EXHIBIT D

Prices

Distributor Pricing

PRODUCT	DISCOUNT FROM GLOBAL LIST PRICE
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EXHIBIT E

Warranty

EXHIBIT F

Keystone Trademarks

RESTORE® Close Tolerance Dental Implant System

SUSTAIN® Dental Implant System

RENOVA™ Internal Hex Dental Implant System

Tefgen-FD® Regenerative Membranes

STAGE-1™ Single Stage Dental Implant System

STAGE-1™ Quick-Cap™ Impressioning System

Support Plus™ Restorative Base Training Programs

CalMatrix™ Calcium Sulfate Bone Graft Binder

DynaBlast™ Demineralized Bone Matrix with Cancellous Bone

DynaGraft·D™ Osteoinductive Dental Bone Graft Substitute

DynaMatrix™ Extracellular Membrane

EasyGuide™ Dental Implant Planning Software

EasyGuide™ Dental Implant Planning and Placement System

XP1™ Single Stage Implant System

Prima™ Implant System

AMENDMENT NO. 8

TO

INTERNATIONAL DISTRIBUTION AGREEMENT

THIS AMENDMENT NO. 8 TO INTERNATIONAL DISTRIBUTION AGREEMENT is entered into as of January 1, 2019, by and between Keystone Dental, Inc., a Delaware corporation having its principal place of business at 154 Middlesex Turnpike, Burlington, Massachusetts 01803, USA (“Keystone”) and, Hi-Clearance Inc., a corporation, organized under the laws of Taiwan and having its principal place of business at 6F, No. 201-1, Dunhua N. Rd., Songshan Dist., Taipei City 105, Taiwan (“Distributor”). Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Distribution Agreement (as defined below).

RECITALS

A.  Keystone and Distributor have entered into that certain International Distribution Agreement, dated as of January 1, 2009 (as may be amended, restated, or otherwise modified, the “Distribution Agreement”), pursuant to which Keystone appointed Distributor as a distributor of the Products in the Territory.

B.  Keystone and Distributor desire to amend the Distribution Agreement to, among other things, update the Products to be sold by Distributor and update the Annual Purchase Quota for 2019.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree to amend the Distribution Agreement in accordance with Section 12.7 as follows:

1.  Amendment to Exhibit C (Annual Purchase Quota). Exhibit C of the Distribution Agreement is hereby amended by deleting the existing Exhibit C in its entirety and replacing it with Exhibit C attached hereto.

Except as modified by this Amendment, all of the terms and conditions of the Agreement remain in full force and effect; and supersedes any other previous Amendment(s).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives below.

KEYSTONE DENTAL INC.		HI-CLEARANCE INC.

By:		By:
Name:	Mr. Russell Bonafede	Name:	Mr. Ernie Chen
Title:	Chief Executive Officer	Title:	President

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EXHIBIT C

Annual Purchase Quota

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